UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	April 24, 2007
AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)
Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
628 Main Street, Danville, VA		24541
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 434-792-5111
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 24, 2007, American National Bankshares Inc. issued a news release announcing first quarter earnings for the period ended March 31, 2007, and the planned expansion into the Smith Mountain Lake area of Virginia.  The release included Quarterly Balance Sheets, Statements of Income, Net Interest Income Analysis, and Selected Quarterly Financial Data, copies of which are furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits
      (c) Exhibits: The following exhibits are furnished with this report.

Exhibit
Number       Description
99.1         News Release dated April 24, 2007, entitled "American National Bankshares Inc. announces first quarter earnings and Smith Mountain Lake
           Expansion"

99.2       Quarterly Balance Sheets, Statements of Income, Net Interest Income Analysis and Selected Financial Data

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2007                                /s/  Neal A. Petrovich
              Senior Vice President and Chief Financial Officer